SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c)

Lionbridge Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 3, 2011.

LIONBRIDGETECHNOLOGIES, INC.

LIONBRIDGE TECHNOLOGIES, INC.

1050 WINTER STREET

SUITE 2300

WALTHAM, MA 02451

M33281-P07490

Meeting Information
Meeting Type: Annual
For holders as of: March 7, 2011
Date: May 3, 2011 Time: 10:00 AM
Location: Company Offices
1050 Winter Street
Suite 2300
Waltham, Massachusetts 02451

Directions to the location of the meeting are available at:

http://www.lionbridge.com/lionbridge/en-US/company/locations/ the-americas.htm#Waltham by clicking on the link to “Directions” to our Waltham office.

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT/10-K WRAP PROXY CARD
How to View Online:
Have the information that is printed in the box marked by the arrow è		XXXX XXXX XXXX	(located on the following
page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked
by the arrow è	XXXX XXXX XXXX	(located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 19, 2011 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box
marked by the arrow è	XXXX XXXX XXXX	available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M33282-P07490

Voting Items

If no direction is made, this proxy will be voted FOR the election for both of the nominees for Director, FOR Proposals 2, 3 and 5 and every THREE YEARS for Proposal 4.

1.	To elect two members of the Board of Directors for a three-year term as Class III Directors consisting of the foregoing nominees.

Nominees

01)   Rory J. Cowan

02)   Paul A. Kavanagh

2.	To approve the adoption of the 2011 Stock Incentive Plan.

3.	To vote on a non-binding proposal regarding the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosures in our proxy statement.

The Board of Directors recommends you vote THREE YEARS on Proposal 4.

4.	To vote on a non-binding proposal regarding the frequency of the vote on our executive compensation program.

The Board of Directors recommends a vote FOR on Proposal 5.

5.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011.

M33283-P07490

M33284-P07490